UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2014

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way Loudon, Tennessee 37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)
(865) 458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On October 23, 2014, Malibu Boats, Inc. (the “Company”) and its indirect subsidiary, Malibu Australian Acquisition Corp. (the “Acquisition Sub”), acquired all of the outstanding shares of Malibu Boats Pty Ltd. (the “Licensee”), the Company’s licensee in Australia, from Xavier Stuart West (“West”), pursuant to a Share Sale Agreement, dated as of October 2, 2014, by and among the Company, Acquisition Sub, West and the Licensee (the “Acquisition”).
This Amendment No.1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on October 29, 2014 (the “Initial Form 8-K”) to provide certain historical financial statements for the Licensee and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The audited consolidated financial statements of the Licensee as of June 30, 2014 and for the years ended June 30, 2014 and 2013, are filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A.
(b)    Pro Forma Financial Information.
The unaudited pro forma financial information as of and for the year ended June 30, 2014 with respect to the Company’s acquisition of the Licensee are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A.
(d)    Exhibits.
The following exhibits are being filed as part of this report:

Exhibit No.	Description

Exhibit 2.1
Share Sale Agreement, dated October 2, 2014 among Malibu Australian Acquisition Corp., Malibu Boats, Inc., Xavier Stuart West and Malibu Boats Pty Ltd. (incorporated herein by reference to Exhibit 2.1 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on October 3, 2014).

Exhibit 23.1	Consent of RSM Bird Cameron Partners, independent auditor for Malibu Boats Pty Ltd.

Exhibit 99.1	Audited Consolidated Financial Statements of Malibu Boats Pty Ltd. as of June 30, 2014 and for the years ended June 30, 2014 and 2013.

Exhibit 99.2	Unaudited Consolidated Pro Forma Financial Information as of and for the year ended June 30, 2014 with respect to the Company’s acquisition of Malibu Boats Pty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Boats, Inc.

Date: October 30, 2014	/s/ Jack Springer
Jack Springer
Chief Executive Officer